EXHIBIT 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRESIDENT PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Roy T. K. Thung certify that:

1. I have reviewed this annual report on Form 10-K/A Amendment No. 1 of Independence Holding Company;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:  March 16, 2020

/s/ Roy T. K. Thung

Roy T. K. Thung

Chief Executive Officer and Chairman of the Board of Directors